SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): March 9, 2001



                            REGENT ENERGY CORPORATION
                            f/k/a NPC Holdings, Inc.
             (Exact name of Registrant as specified in its charter)


  Nevada                                   0-08536                84-1034362
(State or other jurisdiction of   (Commission File Number)        (IRS Employer
       incorporation)                                        Identification No.)





                    650 N. Sam Houston Parkway E., Suite 500,
                              Houston, Texas 77060
               (Address of principal executive offices) (Zip Code)



                                 (281) 931-3800
              (Registrant's telephone number, including area code)



                               NPC Holdings, Inc.
                       4685 S. Highland Drive, Suite 202,
                       Salt Lake City, Utah 84117 (Former
              name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


          The consummation of the transaction contemplated by the Agreement and Plan of Reorganization by and between Regent Energy Corporation (f/k/a NPC Holdings, Inc.), a Nevada corporation (the "Company"), Vulcan Minerals & Energy, Inc., a Texas corporation ("Vulcan"), and the owners of record of all of the issued and outstanding stock of Vulcan (the "Vulcan Stockholders") was effective as of March 9, 2001. This transaction was previously reported on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. This amendment to such Form 8-K is being filed to include additional disclosures, as required by
Item 2 to Form 8-K, to report the Company's indirect acquisition of assets which is deemed to have occurred in connection with the consummation of the transaction.


Item 2.  Acquisition or Disposition of Assets.

          Pursuant to the Agreement and Plan of Reorganization by and between Regent Energy Corporation (f/k/a NPC Holdings, Inc.), a Nevada corporation (the "Company"), Vulcan Minerals & Energy, Inc., a Texas corporation ("Vulcan"), and the owners of record of all of the issued and outstanding stock of Vulcan (the "Vulcan Stockholders"), as of March 9, 2001 the parties consummated an exchange of shares transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. In connection with the transaction, the Company amended its Articles of
Incorporation to change its name from NPC Holdings, Inc. to Regent Energy Corporation, effective March 9, 2001.

          In accordance with the Agreement and Plan of Reorganization, the Company issued and delivered to the Vulcan Stockholders an aggregate of 13,947,430 restricted shares of the Company's common stock, par value $0.001 per share, in exchange for all of the issued and outstanding shares of common stock of Vulcan held by the Vulcan Stockholders, which shares represented all of the issued and outstanding shares of Vulcan common stock. In addition, the Company issued 500,000 restricted shares of the Company's common stock to Pacific Management Services, Inc. for services rendered to the Company and Vulcan.

          As a result of the exchange of shares, the Vulcan Stockholders received and currently hold 92% of the capital stock of the Company, effecting a change in control of the Company. As contemplated by the Agreement and Plan of Reorganization, the Company now owns all of the issued and outstanding shares of Vulcan, and Vulcan is a wholly-owned subsidiary of the Company. As a result of the exchange of shares, the Company is deemed to have acquired all of the assets of Vulcan.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENT ENERGY CORPORATION

Date: April 30, 2001                    By: /s/ John N. Ehrman
                                        ----------------------------------------
                                        John N. Ehrman, President